FINWARD BANCORP

Symbol: FNWD (NASDAQ-Traded)

Stephens Banking Forum Investor Presentation

September 18, 2024

Important Information

Forward-Looking Statements

This presentation may contain forward-looking statements regarding the financial performance, business prospects, growth and operating strategies of Finward Bancorp ("FNWD"). For these statements, FNWD claims the protections of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Statements in this communication should be considered in conjunction with the other information available about FNWD, including the information in the filings FNWD makes with the Securities and Exchange Commission ("SEC"). Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management's expectations and are subject to a number of risks and uncertainties. Forward-looking statements are typically identified by using words such as "anticipate," "estimate," "project," "intend," "plan," "believe," "will" and similar expressions in connection with any discussion of future operating or financial performance.

Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include: the ability of Peoples Bank (the "Bank") to demonstrate compliance with the terms of the previously disclosed consent order and memorandum of understanding entered into between the Bank and the Federal Deposit Insurance Corporation ("FDIC") and the Indiana Department of Financial Institutions ("DFI"), or to demonstrate compliance to the satisfaction of the FDIC and/or DFI within prescribed time frames; the Bank's agreement under the memorandum of understanding to refrain from paying cash dividends without prior regulatory approval; changes in interest rates, market liquidity, and capital markets, as well as the magnitude of such changes, which may reduce net interest margins; continuing effects of inflation; current financial conditions within the banking industry, liquidity levels, concentrations in certain loan products or categories, net interest margin compression, and responses by the Federal Reserve Board, Department of the Treasury, and the FDIC to address these issues; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; customer acceptance of FNWD's products and services; customer borrowing, repayment, investment, and deposit practices; customer disintermediation; the introduction, withdrawal, success, and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions, and divestitures; economic conditions; and the impact, extent, and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in FNWD's reports (such as the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K) filed with the SEC and available at the SEC's Internet website (www.sec.gov). All subsequent written and oral forward-looking statements concerning matters attributable to FNWD or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. Except as required by law, FNWD does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statement is made.

In addition to the above factors, we also caution that the actual amounts and timing of any future common stock dividends or share repurchases will be subject to various factors, including our capital position, financial performance, capital impacts of strategic initiatives, market conditions, and regulatory and accounting considerations, as well as any other factors that our Board of Directors deems relevant in making such a determination. Therefore, there can be no assurance that we will repurchase shares or pay any dividends to holders of our common stock, or as to the amount of any such repurchases or dividends.

Disclosures Regarding Non-GAAP Measures

This presentation refers to certain financial measures that are identified as non-GAAP. FNWD believes that these non-GAAP measures are helpful to investors to better understand FNWD's assets, earnings, and shareholders' equity at the date of this presentation. This supplemental information should not be considered in isolation or as a substitute for the related GAAP measures. See the attached table at the end of this presentation for a reconciliation of the non-GAAP measures identified herein and their most comparable GAAP measures.

Finward Outlook

✓ Track Record of Expanding Relationship-Based Banking

- Community-focused across desirable markets in Northwest Indiana and well-diversified into Chicagoland area
- Have grown the bank from $776 million to $2.1 billion in assets over the last 10 years (10.3% CAGR)
- Demonstrated successful acquisition and integration of five banks and thrifts since 2014
- Strong deposit and lending presence in core markets

✓ Internal Focus to Strengthen the Business

- Actively managing customer relationships to help improve asset quality
- Improving key productivity measures
- Leveraging Salesforce to improve customer experience
- Selectively deploying AI to enhance operations

✓ Positioned for Opportunities

- Management goal is to build capital and increase returns while positioning for different economic and interest rate outcomes going forward
- Evaluating opportunities to optimize the balance sheet, improve capital, and improve earnings quality

Overview of Finward Bancorp

Company Overview

- Finward serves as the holding company for Peoples Bank, a 114-year-old bank headquartered in Munster, Indiana
- Community bank with meaningful presence in the Chicago city market and Chicagoland suburban market
- Committed to our core values of **Stability, Integrity**, **Community** and **Excellence**
- Grown into Illinois via three successfully integrated acquisitions
- Diversified fee income through mortgage, treasury, and wealth management segments

Branch Map


FNWD (26)
Peoples Bank
KEY:
MUNSTER

Primary Business Segments

Community Banking

- Indiana state-chartered commercial bank organized in 1910
- 26 full-service retail locations across Indiana and Illinois
- 16-person business banking team
- Full-service mortgage banking capabilities

Wealth Management

- Trust & Estate Administration
- IRA Investments & Retirement Planning
- Investment Management
- $391 Million in Assets under Management (at June 30, 2024)
- Continued growth in revenue

Financial Highlights

$ in Millions	2022	2023	June YTD 2024
Total Assets	$2,070	$2,108	$2,077
Total Loans	$1,514	$1,513	$1,506
Total Deposits	$1,775	$1,813	$1,757
Total Equity	$136	$147	$149
NPAs / Assets	0.94%	0.61%	0.61%
NCO / Avg Loans	0.03%	0.13%	0.24%
NIM (FTE)(1)	3.74%	2.98%	2.62%
ROAA	0.74%	0.40%	0.91%
ROAE	10.47%	6.28%	12.81%
Full Time Employees	299	290	286

FINWARD BANCORP

Note: u(1) Fully tax-equivalent net interest margin (a non-GAAP measure)

Executive Management Team

- Multi-generational leadership team with decades of combined experience working together
- Seasoned banking team with deep ties to core operating markets
- New leadership within finance & accounting, risk & compliance
- Risk-aligned corporate culture, promoting responsibility and accountability

Officer		Years of Banking Experience	Year Started at Finward Bancorp	Position with Company
	Benjamin J. Bochnowski	14	2010	Chief Executive Officer
	Robert T. Lowry	39	1985	Executive VP & Chief Operating Officer
	Todd M. Scheub	30	1996	Executive VP, Chief Revenue Officer & Peoples Bank President
	Benjamin Schmitt	19	2024	Senior VP & Chief Financial Officer
	David Kwait	13	2011	Senior VP & Chief Risk Officer
	Jill Washington	17	2021	Senior VP & Chief People Officer

Net Interest Margin

Net Interest Margin ($ Millions)


Net Interest Income
Net Interest Margin - Tax Equivalent (1)
3.03%
2.87%
2.80%
2.57%
2.67%
$14.0
$13.1
$12.7
$11.8
$12.1
Q2-23
Q3-23
Q4-23
Q1-24
Q2-24

Margin Outlook

- The tax-adjusted net interest margin (a non-GAAP measure) for the three months ended June 30, 2024, was 2.67%, compared to 2.57% for the three months ended March 31, 2024
- The bank expects gradual improvements in earning asset yields as loans reprice or mature or prepay, while remaining opportunistic in its approach to price deposits competitively and reduce borrowing costs
- Savings accounts, money market accounts, and new Certificates of Deposit are all sensitive to Federal Funds and market rates and will have opportunities to reprice with any change in landscape

Total Interest Income ($ Millions)


Total Interest Income
Total Yield on Earning Assets
4.43%
4.51%
4.64%
4.52%
4.64%
$21.6
$21.8
$22.3
$22.0
$22.1
Q2-23
Q3-23
Q4-23
Q1-24
Q2-24

Total Cost of Interest-Bearing Liabilities ($ Millions)


Total Interest Expense
Total Cost of Interest-Bearing Liabilities
1.87%
2.16%
2.38%
2.53%
2.54%
$7.6
$8.6
$9.5
$10.2
$10.1
Q2-23
Q3-23
Q4-23
Q1-24
Q2-24

Note: (1) Tax adjusted net interest margin (a non-GAAP measure, see reconciliation in the appendix of this presentation)

Funding

Total Interest-Bearing Liabilities ($ Millions)


Total Deposits
Repurchase Agreements and Borrowings
$196
$148
$118
$131
$128
$1,795
$1,784
$1,813
$1,747
$1,757
Q2-23
Q3-23
Q4-23
Q1-24
Q2-24

Total Deposits - 2nd Quarter 2024


Non-Interes
Checking, 16.6
Interest Checking, 17.8%
Savings, 16.4%
Money Market, 18.4%
CD's, 30.8%

Q2-24 Total Deposits = $1,757

Detailed Cost of Interest-Bearing Liabilities


Cost of Repurchase Agreements
Cost of Borrowed Funds
Cost of Interest Bearing Deposits
4.53%
4.48%
4.41%
4.62%
4.95%
3.78%
3.83%
3.78%
3.88%
3.86%
1.65%
1.95%
2.22%
2.36%
2.37%
Q2-23
Q3-23
Q4-23
Q1-24
Q2-24

Funding & Available Borrowing Capacity

- Total deposits grew $9.2 million during the three months ended June 30, 2024, which deposit migration and increases in deposit funding costs slowing significantly as compared to 2023.
- As of June 30, 2024, 71% of deposits are fully FDIC insured, and another 8% are further backed by the Indiana Public Deposit Insurance Fund
- The Bancorp has available liquidity of $574 million including borrowings capacity from the FHLB and Federal Reserve facilities
- The Bank has been opportunistically utilizing FHLB advances and excess deposit funding to reduce BTFP balance over time ($100 million at inception in 2023 to $60 million at June 30, 2024)

Investment Securities

Total Securities ($ millions)



Securities Market Value
Yield on Securities
2.36%
2.41%
2.57%
2.37%
2.43%
$368
$339
$371
$346
$340
Q2-23
Q3-23
Q4-23
Q1-24
Q2-24

Total Securities - 2nd Quarter 2024



Collateralized debt obligations, 0.4%
US Agency, 2.3%
CMO, 7.4%
MBS, 26.4%
Munis, 63.5%

Accumulated Other Comprehensive Loss Balance



Qtrly Accumulated Other Comprehensive Losses
Quarter-Ending 7-Year UST Yield
3.97%
4.61%
3.88%
4.20%
4.33%
$56
$79
$52
$56
$59
Q2-23
Q3-23
Q4-23
Q1-24
Q2-24

Securities Portfolio Commentary

- Excluding Community Reinvestment Act investments, the bank has not purchased additional securities since June 30, 2022
- Management continues to actively monitor the securities portfolio for opportunities to reposition where possible and free up liquidity (similar to a $15.1 million sale resulting in a limited $531 thousand loss occurring during the first quarter)
- The bank continues to maintain the entire portfolio as available for sale to provide maximum transparency and flexibility

FINWARD BANCORP

Total Loans

Total Loans ($ millions)


$1,530
$1,528
$1,513
$1,508
$1,506
Q2-23
Q3-23
Q4-23
Q1-24
Q2-24

Total Loans - 2nd Quarter 2024


Commercial business, 6.5%
Government, 0.9%
Other, 0.2%
Manufactured Homes, 1.9%
Multifamily, 14.6%
Residential real estate, 31.6%
Construction and land development, 5.9%
Commercial real estate, 35.1%
Home equity, 3.2%

Q2-24 Total Loans = $1,506

Yield on Loans


4.91%
5.02%
5.09%
5.02%
5.11%
Q2-23
Q3-23
Q4-23
Q1-24
Q2-24

Organic Loan Growth

- Aggregate loan portfolio has remained relatively flat since December 31, 2023 as the Bank has focused on key relationships and building lending pipeline
- During the June 30, 2024 quarter, the Bank originated $48.7 million in new commercial loans, compared to $47.9 million during the quarter ending March 31, 2024 and $73.2 million during the quarter ending June 30, 2023

Gain on Sale of Loans

- Total 1-4 family originations for the quarter ended June 30, 2024, totaled $18.5 million, as compared to the quarter ending June 30, 2023, totaling $22.7 million
- As a result, gains from the sale of loans for the six months ended June 30, 2024, totaled $472 thousand, a decrease from $537 thousand for the six months ended June 30, 2023

FINWARD BANCORP

Commercial Loans

Strong Commercial Loan Portfolio

- Well diversified commercial loan portfolio driven by relationship-based approach in known markets through Northwest Indiana and Chicagoland-area
- Non-performing multifamily loans as a percentage of total multifamily loans is 1.40% as of June 30, 2024, compared to 1.69% as of December 31, 2023
- Office-based loans account for just 2.8% of all loan balances at the bank
- The Bank has improved its Non-Owner Occupied to Total Capital Ratio from 387% at June 30, 2022 to 313% at June 30, 2024

CRE Owner Occupied ($236.2 Million)


Finance and Insurance, 1.3%
Manufacturing, 6.3%
Other, 11.4%
Retail Trade, 16.1%
Health Care and Social Assistance, 14.1%
Other Real Estate and Rental and Leasing, 2.4%
Professional, Scientific, and Technical Services, 4.4%
Accommodation and Food Services, 13.8%
Transportation and Warehousing, 5.2%
Other Services (except Public Administration), 12.0%
Wholesale Trade, 5.9%
Construction, 7.3%

CRE Non-Owner Occupied ($513.1 Million)


Lessors of Office Properties, 8.3%
Other Real Estate and Rental and Leasing, 1.3%
Lessors of Residentail Buildings and Dwellings, 41.8%
Accomodation and Food Services, 10.5%
Lessors of Industrial Properties, 8.0%
Lessors of Big Box Retail, 1.6%
Lessors of Strip Centers, 24.6%
Lessors of Special Use, 2.3%
Lessors of Miniwarehouses and Self-Storage Units, 1.6%

Commercial & Industrial ($96.8 Million)


Retail Trade, 6.6%
Finance and Insurance, 8.3%
Other, 12.5%
Health Care and Social Assistance, 12.0%
Accommodation and Food Services, 2.7%
Other Real Estate and Rental and Leasing, 8.9%
Information, 7.6%
Other Services (except Public Administration), 10.7%
Professional, Scientific, and Technical Services, 10.6%
Construction, 9.5%
Transportation and Warehousing, 6.3%
Wholesale Trade, 4.4%

FINWARD BANCORP

Note: Figures as of June 30, 2024; based on call report and S&P Global data

Asset Quality Summary

Non-Performing Assets and ACL Coverage

- At June 30, 2024, non-performing loans totaled $11.3 million (0.75% of loans), compared to $11.5 million at December 31, 2023 (0.76% of loans), a decrease of $0.2 million
- CRE and multifamily loans totaled $5.6 million or 50% of the Bank's total nonaccrual loans at June 30, 2024
- Four non-accrual commercial real estate office loans totaling $1.5 million at June 30, 2024 comprised 60% of the Bank's total nonaccrual CRE loans
- During the quarter ending June 30, 2024, the Bank recorded $515 thousand in expense associated new unfunded loan commitments, offset by existing CECL-derived loan reserve release of $439, for a net provision expense of $76 thousand. Any unfunded loan commitment provision expense is not reflected in ACL until loans are fully booked
- The Bank is committed to timely and accurate risk ratings which reflect current conditions are key to bank business decisions and proactive risk and balance sheet management (in particular, reserves and capital)

NPL / Total Loans


0.80%
0.66%
0.76%
0.78%
0.75%
Q2-23
Q3-23
Q4-23
Q1-24
Q2-24

ACL / NPL


158.26%
192.89%
163.90%
159.12%
161.17%
Q2-23
Q3-23
Q4-23
Q1-24
Q2-24

ACL / Loans Outstanding


1.27%
1.27%
1.24%
1.25%
1.22%
Q2-23
Q3-23
Q4-23
Q1-24
Q2-24

Diversified Sources of Fee Income

Non-Interest Income Business


Fees and Service Charges
Wealth Management
Gain on Sale of Loans
BOLI
Other
$3.0
$3.0
$2.7
$2.1
$2.6
$0.1
$0.2
$0.3
$0.6
$1.8
$0.7
$0.2
$0.2
$0.6
$1.4
$0.2
$0.4
$0.7
$1.5
$0.2
$0.2
$0.6
$1.2
$0.2
$0.3
$0.8
$1.3
Q2-23
Q3-23
Q4-23
Q1-24(1)
Q2-24

NII Breakout - 2nd Quarter 2024


BOLI, 8.2%
Other, 0.8%
Gain on Sale of Loans, 12.4%
Fees and Service Charges, 48.9%
Wealth Management, 29.7%

Q2-24 Non-Interest Income = $2.6 Million

Wealth Management (Assets Under Management)


$387
$374
$387
$395
$391
Q2-23
Q3-23
Q4-23
Q1-24
Q2-24

Non-Interest Income Business

- Mortgage banking, service income, wealth management, swap fee, and other noninterest income streams are all scaled for future organic growth/activity
- Lower levels of mortgage loan origination in our markets continues to drive reduced fixed rate mortgage loan sale activity into the secondary market and resulting gains on sale of loans; group remains ready to act on improved housing market conditions

FINWARD BANCORP

Note: All dollar ($) figures in millions (1) Excludes $11.8 million sale lease back gain and securities $531 thousand securities sale loss

Ongoing Expense Management

Total Branches


Deposits per Branch
Active Branches
22
22
31
26
26
$59.2
$65.2
$57.3
$69.7
$67.6
2020
2021
2022
2023
Q2-24

Non-Interest Expense Ratio


Total Non-Interest Expense
NIE / Avg Assets
3.05%
2.67%
3.05%
2.65%
2.79%
$40.8
$46.6
$62.1
$55.2
$14.4
2020
2021
2022
2023
Q2-24

Average Assets to FTE


$5.4
$5.9
$6.8
$7.2
$7.2
2020
2021
2022
2023
Q2-24

Focused Expense Management

- All cost reduction goals associated with the acquisition of Royal have been achieved and fully integrated
- Decreases in non-interest expenses quarter over quarter in 2024 were primarily attributable to lower accounting and service fees with lower third-party expenses related to operational enhancements.
- The Bank remains focused on identifying additional operating efficiencies and third-party expense reductions through the remainder of 2024 and beyond

FINWARD BANCORP

Note: All dollar ($) figures in millions

Capital Levels

Tangible Book Value per Diluted Share



Tangible Book Value per Diluted Share Adjusted for AOCI (1)
Tangible Book Value per Diluted Share
$39.62
$25.64
$39.96
$21.63
$40.31
$28.31
$42.36
$29.30
$42.33
$28.67
Q2-23
Q3-23
Q4-23
Q1-24
Q2-24

Bank-Level Tier 1 Leverage Ratio



7.58%
7.80%
7.78%
8.24%
8.32%
Q2-23
Q3-23
Q4-23
Q1-24
Q2-24

Tangible Common Equity to Total Assets



Tangible Common Equity to Total Assets adjusted for AOCI (1)
Tangible Common Equity to Total Assets
7.89%
5.11%
8.23%
4.46%
8.22%
5.77%
8.81%
6.09%
8.79%
5.95%
Q2-23
Q3-23
Q4-23
Q1-24
Q2-24

Capital Adequacy

- As of June 30, 2024, the Bank's tier 1 capital to adjusted average assets ratio totaled 8.32%, which continues to be considered well capitalized by regulatory definition
- Tangible common equity to total assets was 5.95% on June 30, 2024, up from 5.77% as of December 31, 2023 and variances remain highly sensitive to AOCI levels
- Management continues to evaluate various alternatives to better optimize the Bank's balance sheet profile, profitability levels, and continue building capital levels

(1) Tangible book value per diluted share adjusted for AOCI (a non-GAAP measure, see reconciliation in the appendix of this presentation)

THANK YOU

FINWARD
BANCORP

APPENDIX

FINWARD
BANCORP

Non-GAAP Reconciliation

Table 1 - Reconciliation of the Non-GAAP Performance Measures

(Dollars in thousands)	Quarter Ended,					Six months ended,	
(unaudited)	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	June 30, 2024	June 30, 2023
Calculation of tangible common equity							
Total stockholder's equity	$ 148,631	$ 151,581	$ 147,345	$ 119,043	$ 136,750	$ 148,631	$ 136,750
Goodwill	(22,395)	(22,395)	(22,395)	(22,395)	(22,395)	(22,395)	(22,395)
Other intangibles	(2,555)	(2,911)	(3,272)	(3,636)	(4,015)	(2,555)	(4,015)
Tangible common equity	$ 123,681	$ 126,275	$ 121,678	$ 93,012	$ 110,340	$ 123,681	$ 110,340
Calculation of tangible common equity adjusted for accumulated other comprehensive loss							
Tangible common equity	$ 123,681	$ 126,275	$ 121,678	$ 93,012	$ 110,340	$ 123,681	$ 110,340
Accumulated other comprehensive loss	58,939	56,313	51,613	78,848	60,185	58,939	60,185
Tangible common equity adjusted for accumulated other comprehensive loss	$ 182,620	$ 182,588	$ 173,291	$ 171,860	$ 170,525	$ 182,620	$ 170,525
Calculation of tangible book value per share							
Tangible common equity	$ 123,681	$ 126,275	$ 121,678	$ 93,012	$ 110,340	$ 123,681	$ 110,340
Shares outstanding	4,313,940	4,310,251	4,298,773	4,300,881	4,303,766	4,313,940	4,303,766
Tangible book value per diluted share	$ 28.67	$ 29.30	$ 28.31	$ 21.63	$ 25.64	$ 28.67	$ 25.64
Calculation of tangible book value per diluted share adjusted for accumulated other comprehensive loss							
Tangible common equity adjusted for accumulated other comprehensive loss	$ 182,620	$ 182,588	$ 173,291	$ 171,860	$ 170,525	$ 182,620	$ 170,525
Diluted average common shares outstanding	4,313,940	4,310,251	4,298,773	4,300,881	4,303,766	4,313,940	4,303,766
Tangible book value per diluted share adjusted for accumulated other comprehensive loss	$ 42.33	$ 42.36	$ 40.31	$ 39.96	$ 39.62	$ 42.33	$ 39.62
Calculation of tangible common equity to total assets							
Tangible common equity	$ 123,681	$ 126,275	$ 121,678	$ 93,012	$ 110,340	$ 123,681	$ 110,340
Total assets	2,077,067	2,071,782	2,108,279	2,087,470	2,161,218	2,077,067	2,161,218
Tangible common equity to total assets	5.95%	6.09%	5.77%	4.46%	5.11%	5.95%	5.11%
Calculation of tangible common equity to total assets adjusted for accumulated other comprehensive loss							
Tangible common equity adjusted for accumulated other comprehensive loss	$ 182,620	$ 182,588	$ 173,291	$ 171,860	$ 170,525	$ 182,620	$ 170,525
Total assets	2,077,067	2,071,782	2,108,279	2,087,470	2,161,218	2,077,067	2,161,218
Tangible common equity to total assets adjusted for accumulated other comprehensive loss	8.79%	8.81%	8.22%	8.23%	7.89%	8.79%	7.89%
Calculation of adjusted allowance for credit loss to total loans							
Allowance for credit losses	$ (18,330)	$ (18,805)	$ (18,768)	$ (19,430)	$ (19,507)	$ (18,330)	$ (19,507)
Additional reserves not part of the allowance for credit loss	(5,610)	(5,610)	(5,610)	(5,610)	(5,610)	(5,610)	(5,610)
Adjusted allowance for credit loss	(23,940)	(24,415)	(24,378)	(25,040)	(25,117)	(23,940)	(25,117)
Total loans	1,506,398	1,508,251	1,512,595	1,525,660	1,534,161	1,506,398	1,534,161
Adjusted allowance for credit loss to total loans	1.59%	1.62%	1.61%	1.64%	1.64%	1.59%	1.64%
Calculation of adjusted allowance for credit loss to nonperforming loans							
Adjusted allowance for credit loss	$ (23,940)	$ (24,415)	$ (24,378)	$ (25,040)	$ (25,117)	$ (23,940)	$ (25,117)
Nonperforming loans	11,373	11,818	11,451	10,073	12,326	11,373	12,326
Adjusted allowance for credit loss to nonperforming loans (coverage ratios)	210.50%	206.59%	212.89%	248.59%	203.77%	210.50%	203.77%
Calculation of tax adjusted net interest margin							
Net interest income	$ 12,054	$ 11,780	$ 12,715	$ 13,133	$ 14,039	$ 23,834	$ 28,707
Tax adjusted interest on securities and loans	677	699	722	730	748	1,376	1,504
Adjusted net interest income	12,731	12,749	13,437	13,863	14,787	25,210	30,211
Total average earning assets	1,906,998	1,945,501	1,920,127	1,930,118	1,950,774	1,926,251	1,929,826
Tax adjusted net interest margin	2.67%	2.57%	2.80%	2.87%	3.03%	2.62%	3.13%
Efficiency ratio							
Total non-interest expense	$ 14,417	$ 15,004	$ 13,517	$ 13,493	$ 13,995	$ 29,421	$ 13,995
Total revenue	14,627	25,255	15,450	15,530	17,045	39,883	17,045
Efficiency ratio	98.56%	59.41%	87.49%	86.88%	82.11%	73.77%	82.11%

FINWARD BANCORP